UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2014

Northern Trust Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 5, 2014, Northern Trust Corporation (the “Corporation”) issued and sold 16,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th ownership interest in a share of the Company’s Series C Non-Cumulative Perpetual Preferred Stock, without par value, with a liquidation preference of $25,000 per share, pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated July 29, 2014, between the Corporation and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein. Net proceeds, after deducting underwriting discounts and commissions but before estimated offering expenses, were approximately $390 million, which the Corporation intends to use for general corporate purposes.

In connection with the issuance of the Depositary Shares, the Corporation entered into a deposit agreement (the “Deposit Agreement”), dated August 5, 2014, with Wells Fargo Bank, N.A., as depositary, and the holders from time to time of the depositary receipts described therein.

The Depositary Shares were offered pursuant to the Corporation’s shelf registration statement on Form S-3 (File No. 333-197686) and the prospectus included therein, filed with the Securities and Exchange Commission on July 29, 2014, and supplemented by the prospectus supplement, dated July 29, 2014. The above descriptions of the Underwriting Agreement and the Deposit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. Copies of the Underwriting Agreement and the Deposit Agreement are incorporated by reference to this Current Report on Form 8-K as Exhibits 1.1 and 4.1 respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated July 29, 2014, among Northern Trust Corporation, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (incorporated herein by reference to Exhibit 1.1 to the Corporation’s Current Report on Form 8-K dated August 4, 2014)

Exhibit 4.1	Deposit Agreement, dated August 5, 2014, between Northern Trust Corporation, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of the depositary receipts described therein

Exhibit 4.2	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1)

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Corporation

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Trust Corporation

Date: August 5, 2014	By:	/s/ Stephanie S. Greisch
Stephanie S. Greisch Corporate Secretary

EXHIBIT INDEX

Number	Description

Exhibit 1.1	Underwriting Agreement, dated July 29, 2014, among Northern Trust Corporation, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (incorporated herein by reference to Exhibit 1.1 to the Corporation’s Current Report on Form 8-K dated August 4, 2014)

Exhibit 4.1	Deposit Agreement, dated August 5, 2014, between Northern Trust Corporation, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of the depositary receipts described therein

Exhibit 4.2	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1)

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Corporation

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)